UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 4, 2026, Health Catalyst, Inc. ("Health Catalyst") entered into a Unit Purchase Agreement (the "Purchase Agreement") with Med-Metrix, LLC ("Buyer"), pursuant to which, among other things, Health Catalyst has agreed to sell all of the equity interests of Vitalware, LLC, through which Health Catalyst conducts its Vitalware business (the "Vitalware Business"), to Buyer (the "Transaction"). In connection with the Transaction, Health Catalyst will complete a pre-closing internal reorganization pursuant to which it will transfer certain assets and liabilities in connection with the Vitalware Business to Vitalware, LLC prior to the closing of the Transaction.

The consummation of the transactions contemplated by the Purchase Agreement is subject to certain specified closing conditions, including (a) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, (b) the absence of any law or order restraining the transactions, (c) the acceptance of qualifying offers of employment by at least 80% of the Vitalware Business employees who receive such offers from Buyer, and (d) subject to certain materiality exceptions, the accuracy of each party's representations and warranties and each party's compliance with its obligations and covenants under the Purchase Agreement. The Transaction does not require the approval of Health Catalyst's stockholders. Subject to the satisfaction or waiver of the foregoing conditions and the other terms and conditions contained in the Purchase Agreement, the Transaction is expected to close in the third quarter of 2026.

Upon the terms and subject to the conditions set forth in the Purchase Agreement, Buyer has agreed to pay an aggregate base purchase price of $147 million (the "Base Amount"), subject to customary adjustments for cash, indebtedness, net working capital and transaction expenses as more fully set forth in the Purchase Agreement. There can be no assurance that the Transaction will be consummated on the terms or timing described, if at all. Assuming the Transaction closes in accordance with the terms of the Purchase Agreement, Health Catalyst plans to use the net proceeds, combined with cash on hand, to repay and terminate Health Catalyst's existing senior secured term loan facility, which is expected to include the payment of prepayment premiums.

The Purchase Agreement contains representations, warranties, and covenants of the parties customary for transactions of this type. Prior to the consummation of the transactions contemplated by the Purchase Agreement, Health Catalyst has agreed, subject to certain exceptions, to conduct the Vitalware Business in the ordinary course. The Purchase Agreement contains certain termination rights for Buyer and Health Catalyst, including: (a) by mutual written agreement of the parties, (b) by either party if the Transaction is not consummated on or before December 4, 2026 (the "Outside Date") (which Outside Date is subject to a three-month automatic extension in order to obtain required regulatory approvals if all other closing conditions have been satisfied or waived (or are capable of being satisfied at such time)), provided, that such right to terminate is not available to any party whose breach of its obligations under the Purchase Agreement has caused or resulted in the failure of the consummation of the Transaction, (c) by either party if the Transaction would violate any non-appealable final order, decree or judgment of any governmental authority that makes the consummation of the Transaction illegal or permanently enjoins the parties from consummating the Transaction, or (d) by either party for certain material breaches of the Purchase Agreement that are not cured within 60 days following written notice thereof.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Health Catalyst, the Buyer, or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties of Health Catalyst, on the one hand, and the Buyer, on the other hand, made solely for the benefit of each party to the Purchase Agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that Health Catalyst has provided to the Buyer in connection with signing the Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Accordingly, investors and security holders should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts or condition of Health Catalyst, the Buyer or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01. Regulation FD Disclosure.

On June 4, 2026, Health Catalyst and Buyer issued a press release announcing the Transaction and the execution of the Purchase Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information being furnished pursuant to this Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Health Catalyst, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the expected completion of the transactions contemplated by the Purchase Agreement (including an internal reorganization pursuant to which Health Catalyst will transfer certain assets and liabilities in connection with the Vitalware Business to Vitalware, LLC), the time frame in which the transactions contemplated by the Purchase Agreement will occur, and the planned use of net proceeds received by Health Catalyst in connection with the Transactions, including the planned repayment and termination of Health Catalyst’s existing senior secured term loan facility. Any forward-looking statements contained in this Current Report on Form 8-K are based upon Health Catalyst’s historical performance and its current plans, estimates, and expectations, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Health Catalyst’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties, and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of Health Catalyst, including the anticipated consummation of the transactions contemplated by the Purchase Agreement, the time frame of the consummation of such transactions, the failure to obtain regulatory approval with respect to such transactions, the failure of other conditions to the consummation of such transactions to be satisfied, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement, the incurrence of unanticipated costs in consummating the Transaction and the transactions contemplated by the Purchase Agreement, and other risks and uncertainties disclosed in Health Catalyst’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10‑K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Except as required by law, Health Catalyst does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Unit Purchase Agreement between Health Catalyst, Inc. and Med-Metrix, LLC, dated as of June 4, 2026.

99.1**	Health Catalyst, Inc. press release, dated June 4, 2026.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

* The schedules and exhibits to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of such exhibits and schedules to the Securities and Exchange Commission upon request.
** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: June 4, 2026	By:	/s/ Jason Alger
Jason Alger

Chief Financial Officer